Exhibit 32.4

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Smith & Wesson Brands, Inc. (the “Company”) for the year ended April 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deana L. McPherson, Vice President, Chief Accounting Officer, Corporate Controller, and Assistant Treasurer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 19, 2020	/s/ Deana L. McPherson
Deana L. McPherson
Vice President, Chief Accounting Officer, Corporate Controller, and Assistant Treasurer